                                                                    EXHIBIT 10.5


                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers of Series D Preferred Stock being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").

     WHEREAS, the Corporation, the Series B Investors and the Series C Investors are the parties to a Registration Rights Agreement dated as of May 8, 1997, as amended as of January 12, 1998 (the "Prior Registration Rights Agreement"), pursuant to which the Corporation granted certain registration rights to the Series B Investors, the Series C Investors and certain of their transferees;

     WHEREAS, the Corporation now wishes to sell to the Investors certain shares of its Series D Preferred Stock;

     WHEREAS, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are convertible into shares of the Corporation's Common Stock; and

     WHEREAS, as a condition to entering into the Purchase Agreement, the Investors have required that the Corporation, the Series B Investors and the Series C Investors execute this Agreement to provide the Investors rights to register the shares of Common Stock issuable upon conversion of their Series D Preferred Stock and certain other securities of the Corporation described below;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.  Definitions.  As used in this Agreement, the following terms shall have the
    -----------
following meanings:

          (a)  The term "Act" means the Securities Act of 1933, as amended;

          (b) The term "Holder" means any Investor, any Series B Investor, any Series C Investor and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 14 hereof;

          (c) The term "Preferred Stock" means the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock;

          (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

          (e) The term "Registrable Securities" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) Common Stock purchased by an Investor pursuant to Section 8.1 of the Purchase Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 8.1 may be exercised or converted) or pursuant to the Stock Restriction Agreement dated as of the date hereof among the Corporation, the Series B Investors, the Series C Investors, the Investors and certain additional parties identified therein, and (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock.

     In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, the term "Registrable Securities" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of the Preferred Stock.

     2.  Request for Registration.  If at any time after the earlier of (i) the
         ------------------------
first underwritten public offering of securities for the account of the Corporation, and (ii) the date two (2) years from the date hereof, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders at least fifty percent (50%) of the then outstanding Registrable Securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least the lesser of (i) at least twenty-five percent (25%) of the then outstanding Registrable Securities and (ii) Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     Notwithstanding the foregoing, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective date of a prior registration under such Section; (c) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (d) the Corporation may postpone a registration pursuant to this election for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

     The Corporation shall not be obligated to effect more than two (2) registrations pursuant to this Section 2. Any request for registration under this Section 2 must be for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Corporation.

     3.  Corporation Registration.  Subject to Section 8 of this Agreement, if
         ------------------------
at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other stockholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty
(30) days after mailing of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

     4.  Obligations of the Corporation. Whenever required under Section 2, 3,
         ------------------------------
or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty
(180) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

          (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

     5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

     6.  Expenses of Demand Registration. All expenses incurred in connection
         -------------------------------
with registrations pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

     7.  Corporation Registration Expenses.  All expenses (excluding
         ---------------------------------
underwriters' discounts and commissions) incurred in connection with a registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling stockholders, shall be borne by the Corporation; provided, however, that if the registration is of exclusively a secondary offering, the holders shall bear their proportionate share of the expenses incurred in connection with any registration (provided all stockholders registering shares thereunder bear their proportionate share of expenses), except expenses which the Corporation would have incurred whether or not the securities held by the Holders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

     8.  Underwriting Requirements.
         -------------------------

          (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that in the case of an offering involving shares being issued by the Corporation, no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and provided further that no securities of any stockholder who is not a Holder shall be included in such offering, other than securities of stockholders who have initiated such registration pursuant to the exercise of contractual rights to do so, unless all securities which the Holders have requested to be included are included on a pro rata basis with the securities of any other stockholders who have a contractual right to include their securities in such offering.

          (b)  With respect to any underwriting of shares to be registered under
Section 2, or an underwriting of shares to be registered under Section 11, if the Holders of a majority of the then outstanding Registrable Securities have requested registration thereunder, such Holders shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In all other circumstances under such Sections and in connection with registrations under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.

     9.  Delay of Registration.  No Holder shall have any right to take any
         ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10.  Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Agreement:

(a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly, of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

     11.  Registrations on Form S-3.
          -------------------------

          (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from the Holder or Holders of at least twenty-five percent (25%) of the then outstanding Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

          (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two registrations requested pursuant to
Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holder or Holders and counsel to the Corporation, shall be borne by the Corporation. All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

          (c) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

     12.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

          (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

          (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     13.  Limitations in Connection with Future Grants of Registration Rights.
          -------------------------------------------------------------------
Without the prior written consent of the Holder or Holders of a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity other than the Additional Investors as contemplated hereunder.

     14.  Transfer of Registration Rights.  The registration rights of any
          -------------------------------
Series B Investor, Series C Investor or Investor (and of any permitted transferee of any Series B Investor, Series C Investor or Investor or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be transferred to any Affiliate of such Series B Investor, Series C Investor or Investor or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least 20,000 shares of Registrable Securities held or acquired as of the date hereof by such Series B Investor, Series C Investor or Investor; provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Series B Investor, Series C Investor or Investor (or any such transferee) means any general or limited partner of such Series B Investor, Series C Investor or Investor (or transferee) if it is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Series B Investor, Series C Investor or Investor or transferee. In addition, for purposes of this section, in the case of any Series B Investor, Series C Investor or Investor that is a limited partnership for which TVM Techno Venture Management Limited Partnership, TVM Techno Venture Management III GmbH or any of their respective Affiliates serves as a general partner, the term "Affiliate" of any such Series B Investor, Series C Investor or Investor shall include KBL Founder Ventures SCA, KB Lux Venture Capital
Fund -European Biotechnology and their respective Affiliates and Alpinvest International B.V. and its Affiliates.

     15.  Mergers, Etc.  The Corporation shall not, directly or indirectly,
          ------------
enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     16.  Stand-Off Agreement.  Each Holder, if requested by the Corporation and
          -------------------
the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the

Corporation held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:

          (a) such agreement shall only apply to the first registration statement covering Common Stock to be sold on the Corporation's behalf to the public in an underwritten offering; and

          (b) all holders of five percent (5%) or more of the shares of Common Stock then outstanding (including shares of Common Stock issuable upon the conversion of Preferred Stock, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Corporation enter into similar agreements.

     17.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

               1.  if to the Corporation, to:

          Sequenom, Inc.
          11555 Sorrento Valley Road, Suite C
          San Diego, CA 92121
          Attention:  President
          Fax: (619) 350-0344

                                       with a copy to:


                                       John A. Denniston, Esq.
                                       Brobeck, Phleger & Harrison LLP
                                       550 West C Street, Suite 1300
                                       San Diego, California 92101
                                       Fax: (619) 234-3848

               2. if to the Series B Investors, the Series C Investors or the Investors (or their respective transferees), to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

      19.  Miscellaneous.
           -------------

          (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

          (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least two-thirds in voting power of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock to be bound thereby.

          (c) This Agreement amends and restates the Prior Registration Rights Agreement, which upon execution hereof shall be of no further force or effect.

          (d) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

          (e) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

                                    *  *  *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                              SEQUENOM, INC.

                              By:   /s/ illegible
                                    ------------------------------
                                    Its President

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    ------------------------------
                              Its:  illegible
                                    ------------------------------

                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    ------------------------------
                              Its:  Treasurer
                                    ------------------------------

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    ------------------------------
                              Its:  Treasurer
                                    ------------------------------

                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                    its General Partner

                              By:    /s/ illegible
                                     -----------------------------
                              Its:   Treasurer
                                     -----------------------------

                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP


                              By:    /s/ illegible
                                     -----------------------------
                                     General Partner


                              KBL FOUNDER VENTURES SCA


                              By:    /s/ illegible  /s/ illegible
                                     -----------------------------
Its:                                 Director            Director
                                     -----------------------------


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              ALPINVEST INTERNATIONAL B.V.

                              By:  /s/ illegible    /s/ illegible
                                   -------------------------------
                              Its: illegible            illegible
                                   -------------------------------


                              BOSTON UNIVERSITY NOMINEE
                              PARTNERSHIP


                              By:
                                 ---------------------------------
                                    General Partner


                              ------------------------------------
                              Gerald E. Coughlan


                              ------------------------------------
                              Charles P. Floe

                              /s/ illegible
                              ------------------------------------
                              Hellmut Kirchner


                              ------------------------------------
                              Herwig Brunner


                              ------------------------------------
                              Franz A. Wirtz


                              ------------------------------------
                              Hannemarie Wirtz

                              /s/ illegible
                              ------------------------------------
                              Hubert Koster

                              /s/ illegible
                              ------------------------------------
                              Ernst-Gunter Afting


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              SVE STAR VENTURES
                              ENTERPRISES NO. III GbR,
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    ------------------------------
                                    Managing Partner


                              SVE STAR VENTURES
                              ENTERPRISES NO. IIIa GbR,
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    ------------------------------
                                    Managing Partner


                              SVE STAR VENTURES
                              MANAGEMENTGESELLSCHAFT MBH
                              Nr. 3 & CO. BETEILIGUNGS KG


                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    ------------------------------
                                    Managing Partner


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SERIES C INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner


                              By:   TVM Management LLC
                                     its general partner


                              By:   /s/ illegible
                                    ------------------------------
                              Its:  Treasurer
                                    ------------------------------

                              TVM INTERTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner


                              By:   TVM Management LLC
                                     its general partner


                              By:   /s/ illegible
                                    ------------------------------
                              Its:  Treasurer
                                    ------------------------------

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner


                              By:   TVM Management LLC
                                     its general partner


                              By:   /s/ illegible
                                    ------------------------------
                              Its:  Treasurer
                                    ------------------------------


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              TVM EUROTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner


                              By:   TVM Management LLC
                                     its general partner


                              By:   /s/ illegible
                                    -------------
                              Its:  General Partner
                                    ---------------

                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP



                              By:
                                 ---------------------------------
                                 General Partner

                              KBL FOUNDER VENTURES SCA



                              By:   /s/ illegible  /s/ illegible
                                    ------------------------------
                              Its: Director  Director
                                   -------------------------------

                              ALPINVEST INTERNATIONAL B.V.



                              By:
                                 ---------------------------------
                              Its:
                                  --------------------------------


                              /s/ illegible
                              ------------------------------------
                              Hellmut Kirchner



                              /s/ illegible
                              ------------------------------------
                              Hellmut Kirchner as Trustee


                              ------------------------------------
                              Franz A. Wirtz


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                        -----------------------------------------------
                        Hannemarie Wirtz

                        GLS LP INVESTMENT III LIMITED



                        By:   /s/ illegible
                             ------------------------------------------
                        Its:  Director
                             ------------------------------------------

                        KLEINWORT BENSON LIMITED



                        By:   /s/ illegible
                             ------------------------------------------
                        Its:  Director
                             ------------------------------------------

                        LOMBARD ODIER & CIE



                        By:   /s/ illegible  /s/ illegible
                             ------------------------------------------
                        Is:   Assistant Vice President   Vice President
                             ------------------------------------------

                        MERIFIN CAPITAL N.V.



                        By:
                        -----------------------------------------------
                        Its:
                        -----------------------------------------------

                        S.R. ONE, LIMITED



                        By:   /s/ illegible
                             ------------------------------------------
                        Its:  Vice President
                             ------------------------------------------

                        SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG


                        By:   SVM Star Ventures Managementgesellchaft mbH Nr. 3



                        By:   /s/ illegible
                        -----------------------------------------------
                        Its:
                        -----------------------------------------------

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              SVE STAR VENTURES ENTERPRISES
                              NO. IIIA, a German Civil Law Partnership (with limitation of liability)


                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3



                              By:   /s/ illegible
                                    -----------------------------------------
                              Its:
                                    -----------------------------------------

                              SVE STAR VENTURES ENTERPRISES
                              NO. III, a German Civil Law Partnership (with limitation of liability)


                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3



                              By:   /s/ illegible
                                    -----------------------------------------
                              Its:
                                    -----------------------------------------

                              TBG-TECHNOLOGIE-
                              BETEILIGUNGSGESELLSCHAFT MBH
                              DER DEUTSCHEN AUSGLEICHSBANK



                              By:   /s/ illegible  /s/ illegible
                                    -----------------------------------------
                              Its:  General Manager Authorized Representative
                                    -----------------------------------------

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                                         illegible
                                         ---------------------------------------
                                         (print name)

                                         By: /s/ illegible
                                            ------------------------------------
                                         Title: Director
                                                --------------------------------
                                          Address:
                                                   -----------------------------
                                          --------------------------------------
                                          --------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement


                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.


                                     TVM TECHNO VENTURE ENTERPRISES NO.
                                     II LIMITED PARTNERSHIP

                                     By: TVM Techno Venture Management Limited
                                     Partnership, its General Partner
                                     By: TVM Management, LLC its General Partner


                                     By: /s/ illegible
                                         ---------------------------------------
                                     Title: Treasurer
                                            ------------------------------------
                                     Address:
                                              ----------------------------------
                                     -------------------------------------------
                                     -------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.

                                     TVM EUROTECH LIMITED PARTNERSHIP

                                     By: TVM Techno Venture Management Limited
                                     Partnership, its General Partner
                                     By: TVM Management, LLC its General Partner


                                     By: /s/ illegible
                                         ---------------------------------------
                                     Title: Treasurer
                                            ------------------------------------
                                     Address:
                                              ----------------------------------
                                     -------------------------------------------
                                     -------------------------------------------





[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.

                                 TVM ZWEITE BETELIGUNG-US LIMITED
                                 PARTNERSHIP

                                 By: TVM Techno Venture Management Limited
                                 Partnership, its General Partner
                                 By: TVM Management, LLC its General Partner


                                 By: /s/ illegible
                                     ---------------------------------------
                                 Title: Treasurer
                                        ------------------------------------
                                 Address:
                                          ----------------------------------
                                 -------------------------------------------
                                 -------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                                   TVM TECHNO VENTURE INVESTORS NO. I
                                   LIMITED PARTNERSHIP


                                   By: TVM Techno Venture Management Limited
                                   Partnership, its General Partner
                                   By: TVM Management, LLC its General Partner


                                   By: /s/ illegible
                                       ---------------------------------------
                                   Title: General Partner
                                          ------------------------------------
                                   Address:
                                            ----------------------------------
                                   -------------------------------------------
                                   -------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                                 TVM INTERTECH LIMITED PARTNERSHIP


                                 By: TVM Techno Venture Management Limited
                                 Partnership, its General Partner
                                 By: TVM Management, LLC its General Partner


                                 By: /s/ illegible
                                     ---------------------------------------
                                 Title: General Partner
                                        ------------------------------------
                                 Address:
                                          ----------------------------------
                                 -------------------------------------------
                                 -------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                                 TVM MEDICAL VENTURES


                                 By: TVM Techno Venture Management Limited
                                 Partnership, its General Partner
                                 By: TVM Management, LLC its General Partner


                                 By: /s/ illegible             /s/ illegible
                                     ---------------------------------------
                                 Title: Managing Partner                 CFO
                                        ------------------------------------
                                 Address:
                                          ----------------------------------
                                 -------------------------------------------
                                 -------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              Prof. Dr.med. Dr.rer.nat
                              Ernst-Gunter Afting
                              -------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              Address:
                                       ----------------------------------
                              -------------------------------------------
                              -------------------------------------------






[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                              Alpinvest International B.V.
                              ------------------------------------
                              (print name)

                              By: /s/ illegible
                                  --------------------------------

                              Title:
                                     -----------------------------

                              Address: Gooimeer 3, P.O. Box 5073
                                       ---------------------------
                                       1410 AB Naarden
                                       ---------------------------
                                       The Netherlands
                                       ---------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              KREDIETBENK S.A. LUXEMBOURCEOIE AS NOMINEE FOR KB LUX VENTURE CAPITAL FUND (illegible)


                              By: /s/ illegible
                                  ----------------------------------

                              Title:  Manager
                                      ------------------------------

                              Address: 43 Boulevard Royal
                                       -----------------------------
                                       L-2955 Luxembourg
                                       -----------------------------
                                       -----------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                              KBL FOUNDER VENTURES SCA


                              By: /s/ illegible           /s/ illegible
                                  -------------------------------------

                              Title:  Director                 Director
                                      ---------------------------------

                              Address: 43 Boulevard Royal
                                       --------------------------------
                                       L-2955 Luxembourg
                                       --------------------------------
                                       --------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              S.R. ONE, LIMITED
                              ------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  --------------------------------------

                              Title:  Vice President
                                     -----------------------------------

                              Address: Four Tower Bridge - Suite 250
                                       ---------------------------------
                                       200 Barr Harbor Drive
                                       ---------------------------------
                                       West Conshohocken
                                       ---------------------------------
                                       PA 19428
                                       ---------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.





                              ----------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  ------------------------------------------

                              Title:
                                     ---------------------------------------

                              Address:
                                       -------------------------------------
                              ----------------------------------------------
                              ----------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              HASPA BETEILIGUNGSGESELLSCHAFT FUER DEN
                              MITTELSTAND Mbh

                              Joerg Wohlers          Dr. Juergen Wagenmann
                              ---------------------------------------------


                              By: /s/ illegible               /s/ illegible
                                  -----------------------------------------

                              Title:  Managing Director   Managing Director
                                     --------------------------------------

                              Address: 20454 Hamburg
                                       ------------------------------------
                                       Germany
                              ---------------------------------------------
                              ---------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              ERIK HORNNAESS
                              ----------------------------------------
                              (print name)

                              By: /s/ Erik Hornnaess
                                  ------------------------------------

                              Title:  Retired
                                      --------------------------------

                              Address: Parkstrasse 75
                                       -------------------------------
                                       65191 Wesbaden
                              ----------------------------------------
                                       Germany
                              ----------------------------------------





[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.




                              H. KIRCHNER
                              -------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  ---------------------------------------

                              Title:  Man. Director
                                      -----------------------------------

                              Address: Martelsgraren 2
                                       ----------------------------------
                                       D - 82327 Tutzing
                                       ----------------------------------
                                       ----------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                              RESIDENTIE PARTICIPATIES
                              --------------------------------------------
                              (print name)


                              By: /s/ M. Kleywegt
                                  ----------------------------------------

                              Title:  Managing Director
                                     -------------------------------------

                              Address: illegible
                                       -----------------------------------
                              --------------------------------------------
                              --------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.



                              GLS LP INVESTMENT III LIMITED
                              -------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  ---------------------------------------

                              Title: Director
                                     ------------------------------------

                              Address: Barfield House
                                       ----------------------------------
                                       St. Julian's Avenue
                              -------------------------------------------
                                       St. Peter's Port Guernsey
                              -------------------------------------------
                                       GY1 3QL
                              -------------------------------------------



[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                  SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.





                              DB UK FINANCE PLC
                              ---------------------------------------------
                              (print name)

                              By: /s/ illegible
                                  -----------------------------------------

                              Title: Director
                                     --------------------------------------

                              By: /s/ illegible
                                  -----------------------------------------

                              Title: Director
                                     --------------------------------------

                              Address: 6 Bishopsgate
                                       ------------------------------------
                                       London EC2N 4DA
                              ---------------------------------------------
                                       UK
                              ---------------------------------------------




[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 13th day of January, 1999.

                              ALAFI CAPITAL CO.
                              -----------------
                              (print name)

                              By: /s/ illegible
                                  -------------

                              Title:   General Partner
                                     -----------------

                              Address: P. O. Box 7338
                                       --------------
                                       Berkley, CA 94707
                                       -----------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 19th day of January, 1999.

                              MATTHEW J. BURNS
                              ASSISTANT TREASURER
                              BOSTON UNIVERSITY
                              -----------------
                              (print name)  Trustee of Boston University

                              By: /s/ illegible
                                  -------------

                              Title: Assistant Treasurer
                                     -------------------

                              Address: c/o Community Technology Fund
                                       -----------------------------
                                       108 Bay State Road
                                       ------------------
                                       Boston, MA 02215
                                       ----------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 22nd day of February, 1999.

                              HARRY A. COLLINS
                              ----------------
                              (print name)

                              By: /s/ Harry A. Collins
                                  --------------------
                              Title: Chairman of the Board
                                     ---------------------

                              Address: 11750 Sorrento Valley Road
                                       --------------------------
                                       San Diego, CA 92121
                                       -------------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 19th day of February, 1999.

                              E. Tyler Miller
                              ---------------
                              (print name)

                              By: /s/ E. Tyler Miller
                                  -------------------
                              Title: Vice Chairman
                                     -------------

                              Address: 11750 Sorrento Valley Road
                                       --------------------------
                                       San Diego, CA 92121
                                       -------------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this ____ day of ____________, 1999.

                              Florean W. J. Homm
                              ------------------
                              (print name)

                              By: /s/ illegible
                                  -------------
                              Title: CIO at Value Management Research AG
                                     -----------------------------------

                              Address:
                                      --------------------------

                                      --------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 22nd day of February, 1999.

                              /s/ Koh Soo Boon
                              ----------------
                              (print name)

                              Vertex Technology Fund Ltd.
                              By: Koh Soo Boon
                                  ------------
                              Title: Senior Vice President/Deputy General
                                     -------------------------------------
                                     Manager
                                     -------

                              Address: c/o 77 Science Park Drive, #02-15
                                       ---------------------------------
                                       Cintech III, Singapore Science Park,
                                       ------------------------------------
                                       Singapore 118256
                                       ----------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 28th day of February, 1999.

                              DB UK FINANCE PLC
                              -----------------
                              (print name)

                              By: /s/ illegible  /s/ illegible
                                  -------------  -------------
                              Title: Director    Director
                                     --------    --------

                              Address: 6 Bishopsgate
                                       -------------
                                       London, EC2N 4DA
                                       ----------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this ____ day of ____________, 1999.

                              MANFRED FERBER
                              --------------
                              (print name)

                              By: /s/ Manfred Ferber
                                  ------------------
                              Title:
                                    -----------------

                              Address:
                                      --------------------

                                      --------------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this ____ day of ____________, 1999.

                              KIRCHNER
                              --------
                              (print name)

                              By: /s/ Kirchner
                                  ------------
                              Title:
                                    -------------

                              Address: Martelsgraben 2
                                       ---------------
                                       82327 Tutzing
                                       -------------

                                                                       EXHIBIT A
                                                                       ---------

                                SEQUENOM, INC.

                         Registration Rights Agreement

                      Additional Investor Signature Page
                      ----------------------------------

          By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

          EXECUTED this 29th day of March, 1999.

                              NOMURA INTERNATIONAL PLC
                              ------------------------
                              (print name)

                              By: /s/ illegible
                                  -------------
                              Title: Managing Director
                                     -----------------

                              Address: 1 st Martins Le Grand
                                       ---------------------
                                       London
                                       ------
                                       ECIA 4NP
                                       --------